SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported) : March 6, 2001

                          Commission File No. 33-3276-D


                             CHINA CONTINENTAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Utah                                          87-0431063
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(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


        2407 China Resources Building, 26 Harbour Road Wanchai, Hong Kong
       -------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (852) 2802-8988
                         ------------------------------
                            (Issuer telephone number)

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Item 4.     Changes in Registrant's Certifying Accountant

      The Registrant has engaged Thomas Leger & Co. LLP ("Leger") as its new independent accountants as of March 6, 2001. Prior to the engagement of Leger, the Company did not consult with such firm regarding the application of accounting principals to as specified, completed or contemplated transaction, or any matter that was either the subject of a disagreement or reportable event. The Company also did not consult with Leger regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by Leger.

                                   Signatures

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                                      CHINA CONTINENTAL, INC.

     March 19, 2001                                    /s/ Jia Ji Shang
                                                      ----------------------
                                                       Jia Ji Shang
                                                       Chairman